EXHIBIT 10.7

AMENDMENT TO MGM MIRAGE STOCK APPRECIATION RIGHT

AGREEMENT

This Amendment (this “Amendment”) is made and entered into as of June 30, 2011, between James J. Murren (the “Employee”) and MGM Resorts International (formerly MGM MIRAGE), a Delaware corporation (the “Company”).

WHEREAS, on April 6, 2009 the Company granted a SAR (as defined in the April 6, 2009 Time SAR Agreement, the April 6, 2009 Time and Price ($8) SAR Agreement or the April 6, 2009 Time and Price ($17) SAR Agreement (each, as defined below), as applicable) to the Employee under the Company’s Amended and Restated 2005 Omnibus Incentive Plan (the “Incentive Plan”) and a Stock Appreciation Right Agreement (the “April 6, 2009 Time SAR Agreement,” the “April 6, 2009 Time and Price ($8) SAR Agreement” or the “April 6, 2009 Time and Price ($17) SAR Agreement,” as applicable, and collectively, the “SAR Agreements”);

WHEREAS, on the date of grant of the SARs, the Employee entered into that certain Employment Agreement by and between MGM Mirage and the Employee (the “Employment Agreement”) which references the SARs;

WHEREAS, the Company has determined to clarify the meaning of certain capitalized terms which are used but not expressly defined in the SAR Agreements; and

WHEREAS, the Company and the Employee desire to include definitions by reference to the Employment Agreement;

NOW THEREFORE, the Company hereby amends the SAR Agreements as follows:

1. Appendix A of the SAR Agreements is hereby amended by adding the following definitions:

‘“Disability” has the meaning ascribed to such term in the Employment Agreement.

“Employee’s Good Cause” has the meaning ascribed to such term in the Employment Agreement.

“Employer’s Good Cause” has the meaning ascribed to such term in the Employment Agreement.’

2. Except as specifically amended hereby, the SAR Agreements shall remain in full force and effect as originally executed.

3. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, this Amendment to MGM Mirage Stock Appreciation Right Agreements is hereby executed in Las Vegas, Nevada to be effective as of the date set forth above.

MGM RESORTS INTERNATIONAL

By:	/s/ John M. McManus
	Name:	John M. McManus
	Title:	Executive Vice President, General Counsel & Secretary

AMENDMENT TO JAMES J. MURREN SAR AGREEMENTS COVERING APRIL 6, 2009 SAR GRANTS

IN WITNESS WHEREOF, this Amendment to MGM Mirage Stock Appreciation Right Agreements is hereby executed in Las Vegas, Nevada to be effective as of the date set forth above.

/s/ James J. Murren
James J. Murren

AMENDMENT TO JAMES J. MURREN SAR AGREEMENTS COVERING APRIL 6, 2009 SAR GRANTS